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                JOINT REPORTING AGREEMENT DATED FEBRUARY 2, 2001

                                                                       EXHIBIT 1

                            JOINT REPORTING AGREEMENT


        In consideration of the mutual covenants herein contained, each of the parties hereto represents to and agrees with the other party as follows:

        1. Such party is eligible to file a statement or statements on Schedule 13D pertaining to the Common Stock, $.01 par value, of PSINet, Inc. to which this agreement is an exhibit, for filing of the information contained herein.

        2. Such party is responsible for timely filing of such statement and any amendments thereto and for the completeness and accuracy of the information concerning such party contained therein, provided that no such party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

        3. Such party agrees that such statement is filed by and on behalf of each such party and that any amendment thereto will be filed on behalf of each such party.

        This Joint Reporting Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

Dated: February 2, 2001                  BROADWING INC.


                                         /s/ MARK W. PETERSON
                                         ----------------------------------
                                         By: Mark W. Peterson
                                         Its: Vice President and Treasurer



                                         BROADWING COMMUNICATIONS INC.


                                         /s/ MARK W. PETERSON
                                         ----------------------------------
                                         By: Mark W. Peterson
                                         Its: Treasurer



                                         BROADWING COMMUNICATIONS SERVICES INC.


                                         /s/ MARK W. PETERSON
                                         ----------------------------------
                                         By: Mark W. Peterson
                                         Its: Treasurer



                                         IXC INTERNET SERVICES, INC.


                                         /s/ MARK W. PETERSON
                                         ----------------------------------
                                         By: Mark W. Peterson
                                         Its: Treasurer